                                                                   EXHIBIT 10.79

             LIMITED CONSENT AND LIMITED WAIVER TO CREDIT AGREEMENT

        THIS LIMITED CONSENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Consent and Waiver"), dated as of September 5, 2003, is among NEXSTAR FINANCE, L.L.C., a Delaware limited liability company (the "Borrower"), NEXSTAR BROADCASTING GROUP, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), the other Parent Guarantors (as such term is defined in the hereinafter described Credit Agreement) parties to this Consent and Waiver, the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Consent and Waiver, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

        A. The Borrower, the Ultimate Parent, the other Parent Guarantors, the Administrative Agent, Bear Stearns Corporate Lending Inc., as the Syndication Agent, and Royal Bank of Canada, General Electric Capital Corporation and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as the Co-Documentation Agents, and the several Banks parties thereto entered into that certain Second Amended and Restated Credit Agreement dated as of February 13, 2003. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        B. The Ultimate Parent and the Borrower have advised the Administrative Agent that they wish to effect the following transactions:

                (i) the entry into a Management and Consulting Services Agreement in the form attached hereto as Exhibit A (the "Quorum Management Agreement") between Nexstar Management Inc. ("NMI") and Quorum Broadcast Holdings, L.L.C ("Quorum") ; and

                (ii) the entry into a Reorganization Agreement that complies with the requirements set forth in Section 1(b)(i) below (the "Reorganization Agreement") among the Ultimate Parent and Quorum, whereby the Ultimate Parent will acquire 100% of the ownership interests in the direct, wholly-owned Subsidiaries of Quorum.

        C. The Ultimate Parent and the Borrower have requested that (i) the Banks consent to the execution, delivery and performance of the Quorum Management Agreement, (ii) the Banks consent to the execution and delivery of the Reorganization Agreement, (iii) waive any Default or Event of Default resulting from the execution, delivery and performance of the Quorum Management Agreement and (iv) waive any Default or Event of Default resulting from the execution and delivery of the Reorganization Agreement, in each case as more fully set forth herein.

        D. The several Banks parties to this Consent and Waiver (which Banks constitute the Majority Banks as required under the Credit Agreement to grant the consents and waivers intended hereby) are willing to grant the above-described consents and waivers, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Parent Guarantors, set forth herein.

        NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:

        Section 1. LIMITED CONSENTS AND LIMITED WAIVERS. Subject to the covenants, terms and conditions set forth in this Consent and Waiver, and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the several Banks parties to this Consent and Waiver hereby:

        (a) (i) consent to the execution, delivery and performance of the Quorum Management Agreement and (ii) waive compliance with the provisions of Section 8.06 of the Credit Agreement which prohibit the execution, delivery and performance of the Quorum Management Agreement;

        (b) (i) consent to the execution and delivery of the Reorganization Agreement, provided that

                        (A)     such consent shall not extend to the
                consummation of such reorganization,

                        (B) consummation of such reorganization must either fully comply with all provisions of the Credit Agreement, including, without limitation, Section 8.04(b) of the Credit Agreement, or the Borrower must obtain a consent or an amendment to the Credit Agreement in accordance with the terms of such Credit Agreement,

                        (C) any failure to consummate such reorganization by the Ultimate Parent shall not cause any payment penalty or other adverse consequence to the Ultimate Parent or any of it Subsidiaries, and

                        (D) any breach, default or other non-compliance by the Ultimate Parent of any term or provision of the Reorganization Agreement shall not cause any payment penalty or other adverse consequence to the Ultimate Parent or any of it Subsidiaries (other than termination of the Reorganization Agreement by another party thereto), and

                (ii) waive compliance with the provisions of Section 8.06 of the Credit Agreement which prohibit the execution and delivery of the Reorganization Agreement; and

        (c) consent to the execution, delivery and performance by the parties thereto of the Consent and Waiver dated as of even date herewith relative to the Mission Credit Agreement, and all transactions described therein.

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The consents and waivers set forth in this Section 1 are limited to the extent specifically set forth above and no terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby except to the extent specifically waived in connection with the limited consents granted above. The Borrower hereby specifically represents and warrants that, the Reorganization Agreement does not, nor does any agreement, document or instrument related in any manner to the Reorganization Agreement (the "Reorganization Documents") contain any term or provision that would violate any term or condition of the proviso set forth above.

        Section 2. CONDITIONS PRECEDENT. The parties hereto agree that this Consent and Waiver and the consents and waivers to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

        (a) Execution and Delivery of this Consent and Waiver. The Administrative Agent shall have received a copy of this Consent and Waiver executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks and each of the conditions set forth in Sections 2(b) and 2(c) below shall have been satisfied.

        (b) Representations and Warranties. Each of the representations and warranties made in this Consent and Waiver shall be true and correct on and as of the Consent and Waiver Effective Date as if made on and as of such date, both before and after giving effect to this Consent and Waiver.

        (c) Effectiveness of Mission Consent and Waiver. All conditions precedent to the effectiveness of the Mission Consent and Waiver shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

        Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Consent and Waiver and to grant the consents and waivers contained herein and in the Mission Consent and Waiver, each of the Borrower and the Parent Guarantors represents and warrants to the Administrative Agent and the Banks as follows:

        (a) Authorization; No Contravention. The execution, delivery and performance by the applicable Credit Parties of this Consent and Waiver have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Credit Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Credit Party is a party or its property is subject, or (iii) violate any Requirement of Law.

        (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Consent and Waiver.

        (c) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Consent and Waiver shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

        (d) Binding Effect. This Consent and Waiver constitutes the legal, valid and binding obligation of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

        (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Consent and Waiver Effective Date, both before and after giving effect to the consents and waivers contemplated in this Consent and Waiver, as if such representations and warranties were being made on and as of the Consent and Waiver Effective Date.

        Section 4.      MISCELLANEOUS.

        (a) Ratification of Loan Documents. Except for the specific consents and waivers expressly set forth in this Consent and Waiver, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Consent and Waiver shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents and waivers set forth in Section 1 of this Consent and Waiver and shall be limited precisely as set forth above, and nothing in this Consent and Waiver shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof, other than as specifically set forth herein and for the time periods specifically set forth herein.

        (b) Fees and Expenses. The Borrower and the Parent Guarantors jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Consent and Waiver, the Mission Consent and Waiver and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

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        (c)     Headings. Section and subsection headings in this Consent and
Waiver are included herein for convenience of reference only and shall not constitute a part of this Consent and Waiver for any other purpose or be given any substantive effect.

        (d) APPLICABLE LAW. THIS CONSENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

        (e) Counterparts and Consent and Waiver Effective Date. This Consent and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Consent and Waiver shall become effective when the Administrative Agent has received counterparts of this Consent and Waiver executed by the Borrower, the Parent Guarantors, each of the other Guarantors and the Banks constituting Majority Banks and each of the conditions precedent set forth in Sections 2(b) and 2(c) above has been satisfied (the "Consent and Waiver Effective Date"), whether or not this Consent and Waiver has been executed and delivered by each and every Bank named on a signature pages attached hereto.

        (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Parent Guarantors and the other Guarantors hereby consent to the execution and delivery of this Consent and Waiver and the Mission Consent and Waiver and the consummation of the transactions contemplated hereby and thereby and reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such Proposed Transactions.

        (g) Confirmation of Loan Documents and Liens. As a material inducement to the Banks to agree to grant the consents and waivers set forth herein and to enter into the Mission Consent and Waiver, the Borrower and the Guarantors hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Security Documents and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Consent and Waiver and the Mission Consent and Waiver, and the consummation of the transactions contemplated hereby and thereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure, and after the consummation of the transactions contemplated hereby and by the Mission Consent and Waiver will continue to secure, the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrower and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement and the Mission Credit Agreement.

        (h) FINAL AGREEMENT. THIS CONSENT AND WAIVER, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed and delivered by their proper and duly authorized officers effective as of the Consent and Waiver Effective Date.

                                        BORROWER:

                                        NEXSTAR FINANCE, L.L.C.

                                        By:  /s/ Perry A. Sook
                                           -------------------------------------
                                        Name: Perry A. Sook
                                        Title: President and CEO

                                        PARENT GUARANTORS:

                                        NEXSTAR BROADCASTING GROUP, L.L.C.
                                        NEXSTAR BROADCASTING OF NORTHEASTERN
                                          PENNSYLVANIA, INC.
                                        NEXSTAR BROADCASTING OF JOPLIN, INC.
                                        NEXSTAR BROADCASTING OF ERIE, INC.
                                        KBTV BROADCASTING INC.
                                        KFDX BROADCASTING INC.
                                        NEXSTAR BROADCASTING OF ROCHESTER, INC.
                                        KTAB BROADCASTING INC.
                                        ERC HOLDINGS, INC.
                                        NEXSTAR MIDWEST HOLDINGS, INC.
                                        NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                                        NEXSTAR BROADCASTING OF PEORIA, INC.
                                        KMID BROADCASTING INC.
                                        KTAL BROADCASTING INC.
                                        NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                        NEXSTAR FINANCE HOLDINGS, L.L.C.
                                        NEXSTAR FINANCE HOLDINGS, INC.
                                        NEXSTAR ALABAMA HOLDINGS, INC.
                                        NEXSTAR ARKANSAS HOLDINGS, INC.

                                        By:  /s/ Perry A. Sook
                                           -------------------------------------
                                        Name: Perry A. Sook
                                        Title: President and CEO

             [Signature Page to Limited Consent and Limited Waiver]

OTHER GUARANTORS (for purposes of Sections 4(f) and 4(g) hereof):

NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.
NEXSTAR MANAGEMENT, INC.
NEXSTAR ALAMABA ACQUISITION, INC.
NEXSTAR ARKANSAS ACQUISITION, INC.

By: /s/ Perry A. Sook
   -------------------------------------
Title: President and CEO of each of the
       above-named entities

MISSION BROADCASTING, INC.

By: /s/ David Smith
   -------------------------------------
Name: David Smith
Title: President

             [Signature Page to Limited Consent and Limited Waiver]

                                        ADMINISTRATIVE AGENT, SYNDICATION
                                        AGENT, ISSUING BANK AND BANKS:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent, as Issuing Bank and as a Bank

                                        By: /s/ Steven P. Renwick
                                           -------------------------------------
                                        Name: STEVEN P. RENWICK
                                        Title: PRINCIPAL

                      Signature Page to Consent and Waiver

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                                        BEAR STEARNS CORPORATE LENDING INC.
                                        as Syndication Agent and as a Bank

                                        By: /s/ Keith C. Barnish
                                           -------------------------------------
                                        Name: KEITH C. BARNISH
                                        Title: EVP

                      Signature Page to Consent and Waiver

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                                        ROYAL BANK OF CANADA, as a Bank and as
                                        a Co-Documentation Agent

                                        By: /s/ John Crawford
                                           -------------------------------------
                                        Name: JOHN CRAWFORD
                                        Title: Attorney in Fact

                      Signature Page to Consent and Waiver

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                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a Bank and as a Co-Documentation
                                        Agent

                                        By: /s/ Karl Kiefter
                                           -------------------------------------
                                        Name: KARL KIEFTER
                                        Title: DULY AUTHORIZED SIGNATORY

                      Signature Page to Consent and Waiver

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                                        MERRILL LYNCH CAPITAL, a division of
                                        Merrill Lynch Business Financial
                                        Services, Inc., as a Bank and as a
                                        Co-Documentation Agent

                                        By: /s/ Julia F. Maslanka
                                           -------------------------------------
                                        Name: Julia F. Maslanka
                                        Title: Vice President

                      Signature Page to Consent and Waiver

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                                        NEW ALLIANCE GLOBAL CDO, LIMITED

                                        By:  Alliance Capital Management L.P.,
                                             as Sub-advisor
                                             Alliance Capital Management
                                             Corporation, as General Partner

                                        By: /s/ Robert Bayer
                                           -------------------------------------
                                        Name: ROBERT BAYER
                                        Title: Vice President

                      Signature Page to Consent and Waiver

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                                        SIERRA CLO I, LTD

                                        By: /s/ John M. Caspartan
                                           -------------------------------------
                                        Name: JOHN M. CASPARTAN
                                        Title: Chief Operating Officer
                                               Centre Pacific LLP (Manager)

                      Signature Page to Consent and Waiver

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                                        JUPITER LOAN FUNDING LLC

                                        By: /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: DIANA M. HIMES
                                        Title: ASSISTANT VICE PRESIDENT

                      Signature Page to Consent and Waiver

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                                        NYLIM FLATIRON CLO 2003-1 LTD.

                                        By: /s/ Mark A. Campellone
                                           -------------------------------------
                                        Name: MARK A. CAMPELLONE
                                        Title:

                      Signature Page to Consent and Waiver

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                                        ELC (CAYMAN) LTD. 2000-I

                                        By:  David L. Babson & Company Inc.
                                             as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           -------------------------------------
                                        Name: ADRIENNE MUSGNUG
                                        Title: Managing Director

                      Signature Page to Consent and Waiver

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                                        ELC (CAYMAN) LTD. 1999-III

                                        By:  David L. Babson & Company Inc.
                                             as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           -------------------------------------
                                        Name: ADRIENNE MUSGNUG
                                        Title: Managing Director

                      Signature Page to Consent and Waiver

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                                        TRYON CLO LTD. 2000-I

                                        By:  David L. Babson & Company Inc.
                                             as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           -------------------------------------
                                        Name: ADRIENNE MUSGNUG
                                        Title: Managing Director

                      Signature Page to Consent and Waiver

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                                        FLAGSHIP CLO II

                                        By:  Flagship Capital Management, Inc.

                                        By: /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: ERIC S. MEYER
                                        Title: Director

                      Signature Page to Consent and Waiver

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                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        By:  ING Capital Advisors LLC,
                                             as Collateral Manager

                                        By: /s/ Jane Musser Nelson
                                           -------------------------------------
                                        Name: JANE MUSSER NELSON
                                        Title: MANAGING DIRECTOR

                      Signature Page to Consent and Waiver

                                        ENDURANCE CLO I, LTD.

                                        By: /s/ Jane Musser Nelson
                                           -------------------------------------
                                        Name: JANE MUSSER NELSON
                                        Title: MANAGING DIRECTOR

                      Signature Page to Consent and Waiver

                                        NEMEAN CLO, LTD.

                                        By:  ING Capital Advisors LLC,
                                             as Investment Manager

                                        By: /s/ Jane Musser Nelson
                                           -------------------------------------
                                        Name: JANE MUSSER NELSON
                                        Title: MANAGING DIRECTOR

                      Signature Page to Consent and Waiver

                                        SEQUILS-ING I (HBDGM), LTD.

                                        By:  ING Capital Advisors LLC,
                                             as Collateral Manager

                                        By: /s/ Jane Musser Nelson
                                           -------------------------------------
                                        Name: JANE MUSSER NELSON
                                        Title: MANAGING DIRECTOR

                      Signature Page to Consent and Waiver

                                        NEW YORK LIFE INSURANCE COMPANY

                                        By: /s/ Mark A. Campellone
                                           -------------------------------------
                                        Name: MARK A. CAMPELLONE
                                        Title:

                      Signature Page to Consent and Waiver

                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION

                                        By: New York Life Investment Management,
                                            LLC its Investment Manager

                                        By: /s/ Mark A. Campellone
                                           -------------------------------------
                                        Name: MARK A. CAMPELLONE
                                        Title:

                      Signature Page to Consent and Waiver

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                                        SEQUILS-GLACE BAY, LTD.

                                        By:  Royal Bank of Canada as Collateral
                                             Manager

                                        By: /s/ Melissa Marano
                                           -------------------------------------
                                        Name: MELISSA MARANO
                                        Title: Authorized Signatory

                      Signature Page to Consent and Waiver

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                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill II - INGOTS,
                                        Ltd., as Term Lender

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                      Signature Page to Consent and Waiver

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS,
                                        Ltd., as Term Lender

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                      Signature Page to Consent and Waiver

                                        HARBOUR TOWN FUNDING LLC

                                        By: /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: DIANA M. HIMES
                                        Title: ASSISTANT VICE PRESIDENT

                      Signature Page to Consent and Waiver

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO, Limited,
                                        as Term Lender

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                      Signature Page to Consent and Waiver

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO,
                                        Limited, as Term Lender

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                      Signature Page to Consent and Waiver

                                        VAN KAMPEN SENIOR LOAN FUND

                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Christina Jamieson
                                           -------------------------------------
                                        Name: CHRISTINA JAMIESON
                                        Title: VICE PRESIDENT

                      Signature Page to Consent and Waiver

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Frank Sherrod
                                           -------------------------------------
                                        Name: FRANK SHERROD
                                        Title: VICE PRESIDENT

                      Signature Page to Consent and Waiver

                                        APEX (IDM) CDO I, LTD

                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           -------------------------------------
                                        Name: ADRIENNE MUSGNUG
                                        Title: MANAGING DIRECTOR

                      Signature Page to Consent and Waiver